UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2021 (February 4, 2021)

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)
(561) 365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 4, 2021, the Board of Directors (the “Board”) of Carrier Global Corporation (the “Company”) elected David Gitlin, the Chief Executive Officer of the Company, to the additional position of Chairman of the Board, effective immediately upon his election at the 2021 Annual Meeting of Shareowners on April 19, 2021 (the “Annual Meeting”), to succeed John V. Faraci.  Mr. Faraci will continue to serve on the Board upon his election at the Annual Meeting.  In addition, the independent members of the Board designated Jean-Pierre Garnier to continue in the role of lead independent director upon his election at the Annual Meeting.

A copy of the press release announcing these changes is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Carrier Global Corporation, issued February 5, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: February 5, 2021	By:	/s/ Mark G. Thompson
Mark G. Thompson
Vice President, Secretary & Deputy Legal Officer